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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


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               Date of report (Date of earliest event reported):
                         July 15, 2003 (July 11, 2003)


                             AURORA FOODS INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                     001-14255                  94-3303521
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)         (I.R.S. EMPLOYER
    OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
       ORGANIZATION)

              11432 Lackland Road
              St. Louis, Missouri                                  63146
      (ADDRESS OF PRINCIPAL EXECUTIVE                           (ZIP CODE)
                   OFFICE)


                              (314) 801 - 2300
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    N/A
    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)

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ITEM 1(b).  CHANGES IN CONTROL OF REGISTRANT.

         On July 11, 2003, Aurora Foods Inc. (the "Company") entered into a definitive agreement (the "Stock Purchase Agreement") with regard to its previously announced agreement in principle with J.W. Childs Equity Partners, L.P. III, (the "Investor"), an affiliate of J.W. Childs Associates, L.P. Under the terms of the Stock Purchase Agreement, the Investor will make a $200 million equity investment in the Company in a transaction valued at approximately $925 million. The equity investment by the Investor is part of a comprehensive financial restructuring designed to reduce the Company's outstanding indebtedness, strengthen its balance sheet and improve its liquidity.

         The terms of the Stock Purchase Agreement call for the Investor to purchase shares of the Company's common stock representing a 65.6% equity interest in the reorganized Company. Concurrently with the closing of the restructuring, the Investor will be entitled to designate a majority of the members on the Company's Board of Directors. The Stock Purchase Agreement contemplates that following the restructuring the Company's existing common and preferred stockholders will hold approximately 4.9% of the reorganized Company's outstanding equity. The Company intends to use the $200 million of proceeds from the sale of the common stock to consummate the restructuring and pay down its existing indebtedness. The Stock Purchase Agreement provides that the transaction with the Investor will be effected through a pre-negotiated plan of reorganization under Chapter 11 of the Bankruptcy Code.

         The closing of the restructuring is subject to a number of conditions, including the consent of the Company's bank lenders and bondholders to the plan of reorganization, bankruptcy court approval of the plan of reorganization, completion of the re-financing of the Company's existing indebtedness in accordance with the terms of the restructuring, and customary regulatory approvals. Subject to the satisfaction of these conditions, the Company expects the closing of the restructuring to occur in the fourth quarter of 2003. The Company is currently in discussions with its bank group and bondholders regarding the terms of the restructuring.

         The Stock Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The press release issued by the Company on July 14, 2003 is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.


(c) Exhibits.


Exhibit No.            Description
-----------            -----------
2.1                    Stock Purchase Agreement, dated as of July 11, 2003, by
                       and between Aurora Foods Inc. and J.W. Childs Equity
                       Partners III, L.P.

99                     Press Release, dated July 14, 2003


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AURORA FOODS INC.


                                          By: /s/ Richard A. Keffer
                                              --------------------------------
                                          Name:   Richard A. Keffer
                                          Title:  General Counsel and Secretary



July 15, 2003

                             AURORA FOODS INC.
                         CURRENT REPORT ON FORM 8-K
                         REPORT DATED JULY 15, 2003



                               EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

2.1 Stock Purchase Agreement, dated as of July 11, 2003, by and between Aurora Foods Inc. and J.W. Childs Equity Partners III, L.P.

99                     Press Release, dated July 14, 2003